EXHIBIT INDEX

77C.      Matters Submitted to a Vote of Security Holders

77I.      Terms of New or Amended Securities

77Q.1.    Exhibits

         Investment Advisory Agreement with Touchstone Advisors, Inc.

         Sub-Advisory Agreement with Mastrapasqua & Associates, Inc. for Growth/Value Fund

         Sub-Advisory Agreement with Mastrapasqua & Associates, Inc. for Aggressive Growth Fund

         Sub-Advisory Agreement with David L. Babson & Company, Inc. for Emerging Growth Fund

         Sub-Advisory Agreement with Westfield Capital Management, Inc. for Emerging Growth Fund

         Sub-Advisory Agreement with Credit Suisse Asset Management, Inc. for International Equity Fund

         Sub-Advisory Agreement with Fort Washington Investment Advisors, Inc. for Value Plus Fund

         Sub-Advisory Agreement with Fort Washington Investment Advisors, Inc. for Equity Fund

         Sub-Advisory Agreement with Fort Washington Investment Advisors, Inc. for Utility Fund

         Sub-Advisory Agreement with Todd Investment Advisors, Inc. for Enhanced 30 Fund

77C.     Matters Submitted to a Vote of Security Holders

                  On April 19, 2000, a Special Meeting of Shareholders  was held in  order  to  approve  certain  matters  in  connection  with  the consolidation of the Touchstone mutual fund complex and the Countrywide mutual fund complex. The Trust's shareholders voted to consider approval of a new investment advisory agreement with Touchstone Advisors, Inc. Shareholders of the Utility Fund and the Equity Fund voted to approve a new sub-advisory agreement with Fort Washington Investment Advisors, Inc. Shareholders of the Growth/Value Fund and the Aggressive Growth Fund voted to approve a new sub-advisory agreement with Mastrapasqua & Associates, Inc. Shareholders also voted to terminate the employment of the Trust's current independent public accountants and to approve the selection of Ernst & Young LLP as the Trust's new accountants.

                  The shareholders  approved all proposals submitted to them for a vote. The number of votes cast for and against each proposal was as follows:

PROPOSAL #1.  Approval of Investment Advisory Agreement with Touchstone
              Advisors, Inc.

Growth/Value Fund
                                       Number of Shares
                        For                   Against           Abstain
                      1,410,207.073          7,738.380          10,818.282

Aggressive Growth Fund

                                        Number of Shares
                        For                    Against           Abstain
                          637,779.704          1,134.640         457.076

Utility Fund

                                         Number of Shares
                         For                  Against           Abstain
                      1,158,080.596          28,998.279         43,070.341

Equity Fund
                                          Number of Shares
                         For                   Against           Abstain
                      1,672,675.153          10,139.788          5,074.728

PROPOSAL #2. Approval of Sub-Advisory Agreements with Fort Washington Investment Advisors, Inc.

Utility Fund

                                             Number of Shares
                        For                      Against           Abstain
                      1,150,827.692            32,553.333            46,768.191

Equity Fund

                                             Number of Shares
                         For                      Against           Abstain
                      1,672,667.125              9,743.568           5,478.976

PROPOSAL #3.  Approval of Sub-Advisory Agreements with Mastrapasqua &
              Associates, Inc.

Growth/Value Fund
                                               Number of Shares
                          For                      Against           Abstain
                      1,406,005.148              9,041.225          13,717.362

Aggressive Growth Fund

                                                Number of Shares
                          For                      Against           Abstain
                           637,147.505          1,164.880             1,059.035

PROPOSAL #4.  Approval of Selection of Ernst & Young LLP as Independent Auditors

Growth/Value Fund

                                                 Number of Shares
                          For                      Against           Abstain
                       1,392,359.080          10,070.293              26,334.362

Aggressive Growth Fund

                                                Number of Shares
                           For                      Against           Abstain
                         636,820.264          1,478.246             1,072.910

Utility Fund

                                               Number of Shares
                           For                      Against           Abstain

                       1,120,350.420            42,032.213            67,766.583

Equity Fund

                                                Number of Shares
                           For                      Against           Abstain
                        1,669,562.876            6,210.207           12,116.586

77I.     Terms of New or Amended Securities

         On February 15, 2000, the Board of Trustees approved the establishment of a new series of Registrant, the Enhanced 30 Fund. On the same date the Board also approved the reorganization of three series of Touchstone Series Trust, the International Equity Fund, the Emerging Growth Fund and the Value Plus Fund into Registrant. The newly established series and the reorganized series each offer Class A and Class C Shares and began operations on May 1, 2000. The reorganized series of Registrant currently have a fiscal year end of December 31.

         The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average. The International Equity Fund seeks to increase the value of Fund shares over the long term by investing primarily in equity securities of foreign companies. The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily in the common stocks of smaller, rapidly growing companies. The Value Plus Fund seeks to increase the value of Fund shares over the long term by investing primarily in common stocks of larger companies that the portfolio manager believes are undervalued.

         On March 16, 2000, the Board of Trustees approved the issuance of Class C Shares of the Aggressive Growth Fund. Class C Shares are sold with a maximum front-end sales load of 1.25% and a maximum deferred sales charge of 1.00% on shares redeemed within one year of their purchase. The Aggressive Growth Fund began offering Class C Shares on May 1, 2000.

77Q.1. EXHIBITS

                         INVESTMENT ADVISORY AGREEMENT
                           TOUCHSTONE STRATEGIC TRUST

     INVESTMENT ADVISORY AGREEMENT, dated as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and TOUCHSTONE STRATEGIC TRUST, a Massachusetts business trust created pursuant to an Agreement and Declaration of Trust dated November 18, 1982, as amended from time to time (the "Trust").

     WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

     WHEREAS, shares of beneficial interest in the Trust are divided into separate series (each, along with any series which may in the future be established, a "Fund"); and

     WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Fund subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more sub-advisors for any Fund. Any agreement between the Advisor and a sub-advisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:

          a) The Advisor will manage the investment and reinvestment of the assets of each Fund, subject to and in accordance with the respective investment objectives and policies of each Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Sub-Advisor(s)") to make all determinations with respect to the investment of the assets of each Fund, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Sub-Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Sub-Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Fund's investment activities.

          b) The Advisor shall, or shall cause the respective Sub-Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Fund and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Sub-Advisors to create and maintain) all necessary brokerage records for each Fund, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Sub-Advisor) for the periods and in the places required by Rule 31a-2 under the 1940 Act.

          c) In the event of any reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          d) The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in
               Section 2(a)(3) of the 1940 Act, of the Advisor.

          e) The Advisor will manage, or will cause the Sub-Advisors to manage, the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Trust's auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the
Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies;
(vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or shares of the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any.

     4.   COMPENSATION OF THE ADVISOR.

          a) As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Fund set forth on
               Schedule 1 attached hereto (and with respect to any future Fund, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Fund.

          b) The Advisor will pay all fees owing to each Sub-Advisor, and the Trust shall not be obligated to the Sub-Advisors in any manner with respect to the compensation of such Sub-Advisors.

          c)   The Advisor reserves the right to waive all or a part of its fee.

     5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

     6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

          The Trustees of the Trust acknowledge that the Advisor has reserved for itself the rights to the name "Touchstone Strategic Trust" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

     7.   LIMITATION OF LIABILITY OF THE ADVISOR.

          a) Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder in any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase,  holding  or  sale  of any  security.  As  used in this
               Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or any of its affiliates.

          b) The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (ii) the Trust is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

     8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the shares of any Fund nor from any Trustee, officer, employee or agent of the Trust.

     9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     10.  RENEWAL, TERMINATION AND AMENDMENT.

          a) This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and it shall continue indefinitely thereafter as to each Fund, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b) This Agreement may be terminated at any time, with respect to any Fund(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

          c) This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Fund affected by such change. This Agreement shall terminate automatically in the event of its assignment.

          d) The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Agreement and Declaration of Trust, dated as of November 18, 1982, the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually, but bind only the Trust estate.

                                        TOUCHSTONE STRATEGIC TRUST


                                        By:     /s/ Jill T. McGruder
                                                -------------------------
                                        Title:  President
                                                -------------------------

                                        TOUCHSTONE ADVISORS, INC.


                                        By:     /s/ Jill T. McGruder
                                                -------------------------
                                        Title:  President
                                                -------------------------

                                   SCHEDULE 1

EQUITY FUND
UTILITY FUND

Each Fund pays the Advisor a fee equal to the annual rate of 0.75% on the first $200 million of average daily net assets; 0.70% of the next $300 million of average daily net assets and 0.50% of such assets in excess of $500 million.

GROWTH/VALUE FUND
AGGRESSIVE GROWTH FUND

Each Fund pays the Advisor a fee equal to the annual rate of 1.00% on the first $50 million of average daily net assets; 0.90% of the next $50 million of average daily net assets; 0.80% of the next $100 million of average daily net assets and 0.75% of such assets in excess of $200 million.

INTERNATIONAL EQUITY FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.95% of average daily net assets.

EMERGING GROWTH FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.80% of average daily net assets.

ENHANCED 30 FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.65% of average daily net assets.

VALUE PLUS FUND

The Fund pays the Advisor a fee equal to the annual rate of 0.75% of average daily net assets.

                              SUBADVISORY AGREEMENT

Mastrapasqua & Associates, Inc.
814 Church Street
Nashville, TN 37203

Gentlemen:

     Touchstone Strategic Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Growth/Value Fund (the "Fund") has been established as a series of the Trust.

     Touchstone Advisors, Inc. (the "Manager") acts as the investment manager for the Fund pursuant to the terms of an Investment Advisory Agreement. The Manager is responsible for the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund are to be made by advisory organizations recommended by the Manager and approved by the Board of Trustees of the Trust.

     1. APPOINTMENT AS AN ADVISOR. The Trust being duly authorized hereby appoints and employs Mastrapasqua & Associates, Inc. (the "Advisor") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Advisor accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF ADVISOR. The Advisor is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Advisor shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Advisor, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Manager. The Advisor is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Advisor shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Advisor will consult with the Manager with respect to any decision made by it with respect to the investments of the Fund.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Advisor with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the Act and the Securities Act of

1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Advisor with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Advisor may from time to time reasonably request. The Trust retains the right, on written notice to the Advisor from the Trust or the Manager, to modify any such objectives, policies or restrictions in any manner at any time.

     5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the Custodian, or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Advisor shall not have possession or custody thereof. If the Manager has authorized the Advisor to place orders for portfolio transactions of the Fund, the Advisor shall advise the Custodian and confirm in writing to the Trust and to the Manager all investment orders for the Fund placed by it with brokers and dealers. The Advisor shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Advisor. It shall be the responsibility of the Advisor to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     6. ALLOCATION OF BROKERAGE. When so authorized by the Manager, the Advisor shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor, and for the selection of the markets on or in which the transactions will be executed.

          A. In doing so, the Advisor will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Advisor may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Trust, the Manager nor the Advisor have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager and/or the Advisor have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, if so authorized by the Manager, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Manager's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust, the Manager and the Advisor, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Manager may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, if so authorized by the Manager and to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund with respect to the Fund and to such other clients.

     For each fiscal quarter of the Fund, the Advisor shall prepare and render reports to the Manager and the Trust's Board of Trustees of the total brokerage business placed by the Advisor and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

          B. Advisor agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager or the Advisor without the prior approval of the Manager. The Manager agrees that it will provide the Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Advisor.

     7. PROXIES. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Fund's request, the Advisor shall provide the Trust with its recommendations as to the voting of such proxies.

     8. REPORTS TO THE ADVISOR. The Trust will provide the Advisor with such periodic reports concerning the status of the Fund as the Advisor may reasonably request.

     9. FEES FOR SERVICES. For the services provided to the Fund, the Manager shall pay the Advisor a fee equal to the annual rate of 60/100 of 1% of the average value of the daily net assets of the Fund up to and including $50,000,000, 50/100 of 1% of the next $50 million of such assets, 40/100 of 1% of the next $100 million of such assets, and 35/100 of 1% of such assets in excess of $200,000,000.

     The Advisor's fees shall be payable monthly within ten days following the end of each month. Pursuant to the provisions of the Investment Advisory Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Advisor, and the Trust shall not be obligated to the Advisor with respect to its compensation.

     10. OTHER INVESTMENT ACTIVITIES OF THE ADVISOR. The Trust acknowledges that the Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Advisor, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other
Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Advisor acts in good faith, and provided further, that it is the Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Advisor shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     11. CERTIFICATE OF AUTHORITY. The Trust, the Manager and the Advisor shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Manager and/or the Advisor.

     12. LIMITATION OF LIABILITY. The Advisor (including its directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard by the Advisor of its obligations and duties under this Agreement ("disabling conduct"). However, the Advisor will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Advisor was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by the Advisor in defending a proceeding, upon the undertaking by or on behalf of the Advisor to repay the advance unless it is ultimately determined that the Advisor is entitled to indemnification, so long as the Advisor meets at least one of the following as a condition to the advance: (1) the Advisor shall provide a security for its undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be found entitled to indemnification. Any person employed by the Advisor who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Advisor's employee or agent.

     13. CONFIDENTIALITY. Subject to the duty of the Advisor and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Advisor and the Trust in respect thereof.

     14. ASSIGNMENT. No assignment of this Agreement shall be made by the Advisor, and this Agreement shall terminate automatically in the event of such assignment. The Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Advisor.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Advisor has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

          B. The Trust will deliver to the Advisor a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Advisor to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISOR. The Advisor represents, warrants and agrees that:

          A. The Advisor is registered as an "investment advisor" under the Investment Advisors Act of 1940.

          B. The Advisor will maintain, keep current and preserve on behalf of the Fund, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Advisor agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. The Advisor will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Manager or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

          D. The Advisor will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j-1 during the previous year and that there have been no violations of the Advisor's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Advisor shall submit to the Trust the reports required to be made to the Advisor by Rule 17j-1(c)(1).

          E. The Advisor will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and to the Manager.

          F. Upon request of the Trust, the Advisor will provide assistance to the Custodian in the collection of income due or payable to the Fund. With respect to income from foreign sources, the Advisor will undertake any reasonable procedural steps required to reduce, eliminate or reclaim non-U.S. withholding taxes under the terms of applicable United States income tax treaties.

          G. The Advisor will immediately notify the Trust and the Manager of the occurrence of any event which would disqualify the Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the Act or otherwise.

     17. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     18. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date of its execution and shall remain in force until May 1, 2002 and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Manager or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     19. TERMINATION. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     20. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

     21. DEFINITIONS. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     22. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.


TOUCHSTONE ADVISORS, INC.                        TOUCHSTONE STRATEGIC TRUST


By: /s/ Jill T. McGruder                         By: /s/  Jill T. McGruder
    --------------------                             -----------------------
Title: President                                 Title: President

Date: May 1, 2000                                Date: May 1, 2000

                                   ACCEPTANCE
                                   ----------

     The foregoing Agreement is hereby accepted.

                                                 MASTRAPASQUA & ASSOCIATES, INC.


                                                 By: /s/ Frank Mastrapasqua
                                                     ---------------------------
                                                 Title: Chairman
                                                 Date: May 1, 2000

                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISOR
                     ---------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Advisor on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)  The sale of shares of the Fund by brokers or dealers.

          (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Trust;

               (b)  the Manager;

               (c)  the Advisor;

               (d)  any other portfolio advisor of the Trust; and

               (e)  any person affiliated with the foregoing persons.

          (iii)Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisors by rules adopted under
     Section 204 of the Investment Advisors Act of 1940, to the extent such records are necessary or appropriate to record the Advisor's transactions with respect to the Fund.

-----------------

     *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio advisor reviews.

                              SUBADVISORY AGREEMENT

Mastrapasqua & Associates, Inc.
814 Church Street
Nashville, TN 37203

Gentlemen:

     Touchstone Strategic Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust's shares of beneficial interest are divided into separate series or funds. Each such share of a fund represents an undivided interest in the assets, subject to the liabilities, allocated to that fund. Each fund has separate investment objectives and policies. The Aggressive Growth Fund (the "Fund") has been established as a series of the Trust.

     Touchstone Advisors, Inc. (the "Manager") acts as the investment manager for the Fund pursuant to the terms of an Investment Advisory Agreement. The Manager is responsible for the coordination of investment of the Fund's assets in portfolio securities. However, specific portfolio purchases and sales for the investment portfolio of the Fund are to be made by advisory organizations recommended by the Manager and approved by the Board of Trustees of the Trust.

     1. APPOINTMENT AS AN ADVISOR. The Trust being duly authorized hereby appoints and employs Mastrapasqua & Associates, Inc. (the "Advisor") as the discretionary portfolio manager of the Fund, on the terms and conditions set forth herein.

     2. ACCEPTANCE OF APPOINTMENT; STANDARD OF PERFORMANCE. The Advisor accepts the appointment as the discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF ADVISOR. The Advisor is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, the Advisor shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Advisor, the investment objectives, policies and restrictions of the Fund furnished pursuant to paragraph 4, the provisions of Schedule A hereto and instructions from the Manager. The Advisor is not authorized by the Fund to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Advisor shall maintain on behalf of the Fund the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, the Advisor will consult with the Manager with respect to any decision made by it with respect to the investments of the Fund.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust will provide the Advisor with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statement under the Act and the Securities Act of

1933, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust will provide the Advisor with such further information concerning the investment objectives, policies and restrictions applicable thereto as the Advisor may from time to time reasonably request. The Trust retains the right, on written notice to the Advisor from the Trust or the Manager, to modify any such objectives, policies or restrictions in any manner at any time.

     5. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the Custodian, or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund, and the Advisor shall not have possession or custody thereof. If the Manager has authorized the Advisor to place orders for portfolio transactions of the Fund, the Advisor shall advise the Custodian and confirm in writing to the Trust and to the Manager all investment orders for the Fund placed by it with brokers and dealers. The Advisor shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Advisor. It shall be the responsibility of the Advisor to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

     6. ALLOCATION OF BROKERAGE. When so authorized by the Manager, the Advisor shall have the authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor, and for the selection of the markets on or in which the transactions will be executed.

          A. In doing so, the Advisor will give primary consideration to securing the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Consistent with this policy, the Advisor may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the other accounts over which it exercises investment discretion. It is understood that neither the Trust, the Manager nor the Advisor have adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager and/or the Advisor have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, if so authorized by the Manager, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice, provided that the Manager determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Manager's overall responsibilities with respect to the Fund and to the other accounts over which it exercises investment discretion. It is understood that although the information may be useful to the Trust, the Manager and the Advisor, it is not possible to place a dollar value on such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, the Manager may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, if so authorized by the Manager and to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund with respect to the Fund and to such other clients.

     For each fiscal quarter of the Fund, the Advisor shall prepare and render reports to the Manager and the Trust's Board of Trustees of the total brokerage business placed by the Advisor and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

          B. Advisor agrees that it will not execute any portfolio transactions for the Fund's account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust, the Manager or the Advisor without the prior approval of the Manager. The Manager agrees that it will provide the Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Advisor.

     7. PROXIES. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the Fund's request, the Advisor shall provide the Trust with its recommendations as to the voting of such proxies.

     8. REPORTS TO THE ADVISOR. The Trust will provide the Advisor with such periodic reports concerning the status of the Fund as the Advisor may reasonably request.

     9. FEES FOR SERVICES. For the services provided to the Fund, the Manager shall pay the Advisor a fee equal to the annual rate of 60/100 of 1% of the average value of the daily net assets of the Fund up to and including $50,000,000, 50/100 of 1% of the next $50 million of such assets, 40/100 of 1% of the next $100 million of such assets, and 35/100 of 1% of such assets in excess of $200,000,000.

     The Advisor's fees shall be payable monthly within ten days following the end of each month. Pursuant to the provisions of the Investment Advisory Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Advisor, and the Trust shall not be obligated to the Advisor with respect to its compensation.

     10. OTHER INVESTMENT ACTIVITIES OF THE ADVISOR. The Trust acknowledges that the Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Advisor, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that the Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other
Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that the Advisor acts in good faith, and provided further, that it is the Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. The Advisor shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     11. CERTIFICATE OF AUTHORITY. The Trust, the Manager and the Advisor shall furnish to each other from time to time certified copies of the resolutions of their Board of Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund, the Manager and/or the Advisor.

     12. LIMITATION OF LIABILITY. The Advisor (including its directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard by the Advisor of its obligations and duties under this Agreement ("disabling conduct"). However, the Advisor will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Advisor was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Act nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by the Advisor in defending a proceeding, upon the undertaking by or on behalf of the Advisor to repay the advance unless it is ultimately determined that the Advisor is entitled to indemnification, so long as the Advisor meets at least one of the following as a condition to the advance: (1) the Advisor shall provide a security for its undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be found entitled to indemnification. Any person employed by the Advisor who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as the Advisor's employee or agent.

     13. CONFIDENTIALITY. Subject to the duty of the Advisor and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Advisor and the Trust in respect thereof.

     14. ASSIGNMENT. No assignment of this Agreement shall be made by the Advisor, and this Agreement shall terminate automatically in the event of such assignment. The Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with the Advisor.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust represents, warrants and agrees that:

          A. The Advisor has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

          B. The Trust will deliver to the Advisor a true and complete copy of its then current prospectus and statement of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for the Advisor to carry out its obligations under this Agreement.

          C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Fund by applicable laws and regulations.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISOR. The Advisor represents, warrants and agrees that:

          A. The Advisor is registered as an "investment advisor" under the Investment Advisors Act of 1940.

          B. The Advisor will maintain, keep current and preserve on behalf of the Fund, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. The Advisor agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

          C. The Advisor will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Manager or the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code and applicable state securities laws.

          D. The Advisor will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j-1 during the previous year and that there have been no violations of the Advisor's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Advisor shall submit to the Trust the reports required to be made to the Advisor by Rule 17j-1(c)(1).

          E. The Advisor will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and to the Manager.

          F. Upon request of the Trust, the Advisor will provide assistance to the Custodian in the collection of income due or payable to the Fund. With respect to income from foreign sources, the Advisor will undertake any reasonable procedural steps required to reduce, eliminate or reclaim non-U.S. withholding taxes under the terms of applicable United States income tax treaties.

          G. The Advisor will immediately notify the Trust and the Manager of the occurrence of any event which would disqualify the Advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the Act or otherwise.

     17. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

     18. EFFECTIVE DATE; Term. This Agreement shall become effective on the date of its execution and shall remain in force until May 1, 2002 and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Manager or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

     19. TERMINATION. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

     20. SHAREHOLDER LIABILITY. The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Fund and its assets. The Advisor agrees that it shall not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

     21. DEFINITIONS. As used in paragraphs 14 and 18 of this Agreement, the terms "assignment," interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

     22. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio.


TOUCHSTONE ADVISORS, INC.                        TOUCHSTONE STRATEGIC TRUST


By: /s/ Jill T. McGruder                         By: /s/ Jill T. McGruder
    ----------------------                           ----------------------
Title: President                                 Title: President

Date: May 1, 2000                                Date: May 1, 2000


                                   ACCEPTANCE
                                   ----------

     The foregoing Agreement is hereby accepted.

                                                 MASTRAPASQUA & ASSOCIATES, INC.


                                                 By: /s/ Frank Mastrapasqua
                                                 -------------------------------
                                                 Title: Chairman
                                                 Date: May 1, 2000

                                   SCHEDULE A

                     RECORDS TO BE MAINTAINED BY THE ADVISOR
                     ---------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Advisor on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modification or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)  The sale of shares of the Fund by brokers or dealers.

          (ii) The supplying of services or benefits by brokers or dealers to:

               (a)  The Trust;

               (b)  the Manager;

               (c)  the Advisor;

               (d)  any other portfolio advisor of the Trust; and

               (e)  any person affiliated with the foregoing persons.

          (iii)Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisors by rules adopted under
     Section 204 of the Investment Advisors Act of 1940, to the extent such records are necessary or appropriate to record the Advisor's transactions with respect to the Fund.

-----------------

     *Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio advisor reviews.

                             SUB-ADVISORY AGREEMENT

                              EMERGING GROWTH FUND

                           TOUCHSTONE STRATEGIC TRUST

         This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and DAVID L. BABSON & COMPANY, INC., a Massachusetts corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Emerging Growth Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (which portion, until changed by the Advisor by not less than ten days prior written notice, shall be 50% of the total assets of the Fund) (the said portion, as it may be changed from time to time, being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

         2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of the Fund Assets for the Sub-Advisor will not be required to attend in person more than one meeting per year with the trustees of the Trust.

                  b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of other portfolios managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients pre-approved by the Sub-Advisor to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

                  c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by
         Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.50% of the average daily net Fund Assets. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

                  b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2a) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

         It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9.       RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this
         Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, OH 45202 and that the address of the Sub-Advisor shall be One Memorial Drive, Cambridge, Massachusetts 02142.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                            TOUCHSTONE ADVISORS, INC.

                            By: /s/ Jill T. McGruder
                               ----------------------
                            Name: Jill T. McGruder
                            Title: President

                            DAVID L. BABSON & COMPANY, INC.

                            By: /s/ John W. Filoon
                                ------------------------
                            Name: John W. Filoon
                            Title: Vice President

                             SUB-ADVISORY AGREEMENT

                              EMERGING GROWTH FUND

                           TOUCHSTONE STRATEGIC TRUST

         This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and WESTFIELD CAPITAL MANAGEMENT COMPANY, INC., a Massachusetts corporation (the "Sub-Advisor").

         WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services with respect to certain assets of the Emerging Growth Fund (the "Fund"); and

         WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (such portion being herein called the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

         2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

                  a. The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

                  b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of those institutional clients to which the Sub-Advisor provides investment management services, subject to receipt of the consent of such clients to the use of their names.

                  c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by
         Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE SUB-ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the first $10 million of the average daily net assets of the Fund managed by the Sub-Advisor, 0.40% of the average daily net assets of the Fund managed by the Sub-Advisor in excess of $10 million and up to $50 million and 0.35% of the average daily net assets of the Fund managed by the Sub-Advisor in excess of $50 million. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

                  b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees information regarding the composite return of such of its other accounts as are comparable, in investment objective and composition, to the Fund. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the Fund and its other clients.

         It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

         The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

         8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         9.       RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this
         Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

                  d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, OH 45202 and that the address of the Sub-Advisor shall be One Financial Center, 27th Floor, Boston, Massachusetts 02111.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                            TOUCHSTONE ADVISORS, INC.

                            By: /s/ Jill T. McGruder
                               ---------------------
                            Name: Jill T. McGruder
                            Title: President

                            WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

                            By: /s/ William A. Muggia
                                ----------------------
                            Name: William A. Muggia
                            Title: Senior Vice President

                             SUB-ADVISORY AGREEMENT

                            INTERNATIONAL EQUITY FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and CREDIT SUISSE ASSET MANAGEMENT LLC, a New York limited liability corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the International Equity Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, subject to the limitation that the individual primarily responsible for management of the Fund Assets for the Fund Advisor will not be required to attend more than one meeting of the Trust's Trustees in any one year, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the

     Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change. In addition, the Sub-Advisor will notify the Advisor of any change in the membership of the Sub-Advisor within a reasonable time (but not more than 30 days) after such change takes place.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. Based on account information regarding the Fund provided by the Advisor, the Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended; provided, however, that with respect to provisions of the 1940 Act regarding transactions with affiliates, the obligations of the Sub-Advisor shall be limited to matters involving its own affiliates and such other persons as the Advisor shall expressly identify as affiliated persons.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.85% of the first $30 million of the average daily net assets of the Fund, 0.80% of the average daily net assets of the Fund in excess of $30 million and up to $50 million, 0.70% of the average daily net assets of the Fund in excess of $50 million and up to $70 million, and 0.60% of the average daily net assets of the Fund in excess of $70 million. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Sub-Advisor, (ii) the nature and amount of transactions affecting the Fund that involve the Advisor and affiliates of the Sub-Advisor,
(iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6.   LIMITATION OF LIABILITY OF THE SUB-ADVISOR.

          a. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

          b. The Trust or the Advisor will indemnify the Sub-Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from its activities under and pursuant to this Agreement, except to the extent that such losses, claims, damages, liabilities or expenses result from the gross negligence, bad faith or willful misfeasance of the Sub-Advisor or from a breach of its obligations or duties hereunder. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust or the Advisor was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust or the Advisor was liable for the damages claimed, which determination shall be made by either
(a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Sub-Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Sub-Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition at least one of the following additional conditions shall be met: (a) the Sub-Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the

Trust is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Sub-Advisor will ultimately be found to be entitled to indemnification.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, OH 45202 and that the address of the Sub-Advisor shall be One Citicorp Center, 153 East 53rd Street, New York, NY 10022.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.

                                        By: /s/ Jill T. McGruder
                                            ------------------------------
                                        Name: Jill T. McGruder
                                        Title: President


                                        CREDIT SUISSE ASSET MANAGEMENT LLC

                                        By: /s/ Hal Liebol
                                            ------------------------------
                                        Name: Hal Liebol
                                        Title: General Counsel

                             SUB-ADVISORY AGREEMENT

                                 VALUE PLUS FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and FORT WASHINGTON INVESTMENT ADVISORS, INC., an Ohio corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Value Plus Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-

     Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 420 East Fourth Street, Cincinnati, Ohio 45202.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.

                                        By: /s/ Jill T. McGruder
                                            --------------------
                                        Name: Jill T. McGruder
                                        Title: President


                                        FORT WASHINGTON INVESTMENT ADVISORS

                                        By: /s/ William F. Ledwin
                                            ----------------------
                                        Name: William F. Ledwin
                                        Title: President

                             SUB-ADVISORY AGREEMENT

                                   EQUITY FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and FORT WASHINGTON INVESTMENT ADVISORS, INC., an Ohio corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Equity Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-

     Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 420 East Fourth Street, Cincinnati, Ohio 45202.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.

                                        By: /s/ Jill T. McGruder
                                            ---------------------
                                        Name: Jill T. McGruder
                                        Title: President


                                        FORT WASHINGTON INVESTMENT ADVISORS

                                        By: /s/ William F. Ledwin
                                            -----------------------
                                        Name: William F. Ledwin
                                        Title: President

                             SUB-ADVISORY AGREEMENT

                                  UTILITY FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and FORT WASHINGTON INVESTMENT ADVISORS, INC., an Ohio corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Utility Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-

     Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 420 East Fourth Street, Cincinnati, Ohio 45202.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                        TOUCHSTONE ADVISORS, INC.

                                        By: /s/ Jill T. McGruder
                                            --------------------
                                        Name: Jill T. McGruder
                                        Title: President


                                        FORT WASHINGTON INVESTMENT ADVISORS

                                        By: /s/ William F. Ledwin
                                            ----------------------
                                        Name: William F. Ledwin
                                        Title: President

                             SUB-ADVISORY AGREEMENT

                                ENHANCED 30 FUND
                           TOUCHSTONE STRATEGIC TRUST

     This SUB-ADVISORY AGREEMENT is made as of May 1, 2000, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and TODD INVESTMENT ADVISORS, INC., a Kentucky corporation (the "Sub-Advisor").

     WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and has been retained by Touchstone Strategic Trust (the "Trust"), a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated November 18, 1982 and registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), to provide investment advisory services to the Enhanced 30 Fund (the "Fund"); and

     WHEREAS, the Sub-Advisor also is an investment advisor registered under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Fund, and the Sub-Advisor is willing to furnish such services to the Advisor and the Fund;

     NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE SUB-ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Sub-Advisor to manage the investment and reinvestment of those assets of the Fund allocated to it by the Advisor (the "Fund Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Investment Advisers Act of 1940 and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Sub-Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

     2. DUTIES OF THE SUB-ADVISOR. The Sub-Advisor will provide the following services and undertake the following duties:

          a. The Sub-Advisor will manage the investment and reinvestment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and restrictions of the Fund and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Fund. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the assets of the Fund and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Sub-Advisor will render regular reports to the Trust's Board of Trustees and to the Advisor (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall from time to time request.

          b. The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor's name as provided in Section 5, (ii) permission to use the past performance and investment history of the Sub-Advisor as the same is applicable to the Fund, (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Sub-Advisor and individual manager(s), and (v) permission to use the names of clients to which the Sub-Advisor provides investment management services, subject to any restrictions imposed by clients on the use of such names.

          c. The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Sub-Advisor will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Sub-Advisor's primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution, the Sub-Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services. The Sub-Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

          d. In the event of any reorganization or other change in the Sub-Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Sub-Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

          e. The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

          f. The Sub-Advisor will manage the Fund assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

     3.   COMPENSATION OF THE SUB-ADVISOR.

          a. As compensation for the services to be rendered and duties undertaken hereunder by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to 0.40% of the average daily net assets of the Fund. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in this Section 3a, the compensation to the Sub-

     Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Fund for purposes of purchases and redemptions of shares thereof.

          b. The Sub-Advisor reserves the right to waive all or a part of its fees hereunder.

     4. ACTIVITIES OF THE SUB-ADVISOR. It is understood that the Sub-Advisor may perform investment advisory services for various other clients, including other investment companies. The Sub-Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such
Board of Trustees  reasonably  shall  request) (i) the  financial  condition and prospects  of the  Sub-Advisor,  (ii) the  nature  and  amount  of  transactions affecting the Fund that involve the Sub-Advisor and affiliates of the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Sub-Advisor to the Fund as compared to its other accounts and the plans of, and the capability of, the Sub-Advisor with respect to providing future services to the Fund and its other accounts. At least annually, the Sub-Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Sub-Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

     It is understood that the Sub-Advisor may become interested in the Trust as a shareholder or otherwise.

     The Sub-Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Sub-Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

     5. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     6. LIMITATION OF LIABILITY OF THE SUB-ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 6, the term "Sub-Advisor" shall include the Sub-Advisor and/or any of its affiliates and the directors, officers and employees of the Sub-Advisor and/or any of its affiliates.

     7. LIMITATION OF TRUST'S LIABILITY. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the assets of the Fund and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the holders of shares of the Fund nor from any Trustee, officer, employee or agent of the Trust.

     8. FORCE MAJEURE. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     9.   RENEWAL, TERMINATION AND AMENDMENT.

          a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided for a period of two years from the date hereof and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Fund or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

          b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund, in any such case upon not less than 60 days' prior written notice to the Sub-Advisor and (ii) by the Sub-Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

          c. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

          d. The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

     10. SEVERABILITY. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 3160 National City Tower, Louisville, Kentucky 40202.

     12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                      TOUCHSTONE ADVISORS, INC.

                                      By: /s/ Jill T. McGruder
                                          --------------------------
                                      Name: Jill T. McGruder
                                      Title: President


                                      TODD INVESTMENT ADVISORS, INC.

                                      By: /s/ Robert P. Bordogna
                                          --------------------------
                                      Name: Robert P. Bordogna
                                      Title: President & Chief Executive Officer